Exhibit 99.2

PRESS RELEASE

Prosperity Bancshares, Inc.® Prosperity Bank Plaza Chairman 4295 San Felipe Houston, Texas 77027	For more information contact: David Zalman and Chief Executive Officer 281.269.7199 david.zalman@prosperitybanktx.com

FOR IMMEDIATE RELEASE

PROSPERITY BANCSHARES, INC.®

TO MERGE WITH

COPPERMARK BANCSHARES, INC. IN

OKLAHOMA CITY, OKLAHOMA

HOUSTON, December 10, 2012. Prosperity Bancshares, Inc.® (NYSE: PB), the parent company of Prosperity Bank®, (collectively referred to as “Prosperity”) announced today the signing of a definitive merger agreement with Coppermark Bancshares, Inc. and its wholly owned subsidiary Coppermark Bank (collectively referred to as “Coppermark”) headquartered in Oklahoma City, Oklahoma, whereby Coppermark Bank will be merged with and into Prosperity Bank. This is the sixth transaction announced by Prosperity within the past fifteen months.

Coppermark Bank operates nine (9) full-service banking offices; six (6) in Oklahoma City, Oklahoma and surrounding areas and three (3) in the Dallas, Texas area. As of September 30, 2012, Coppermark, on a consolidated basis, reported total assets of $1.3 billion, total loans of $874.2 million and total deposits of $1.2 billion.

Under the terms of the definitive agreement, Prosperity will issue up to 3,258,845 shares of Prosperity common stock plus $60.0 million in cash for all outstanding shares of Coppermark Bancshares, Inc. capital stock, subject to certain conditions and potential adjustments.

Russell E. Swarts, Chairman of Coppermark will serve the combined entity as Senior Chairman – Central Oklahoma Region. Thomas Legan, Coppermark’s President, will become Chairman – Central Oklahoma Region and will be responsible for the day-to-day operations and management of all Oklahoma locations. Jacque Fiegel, Coppermark’s Chief Operating Officer, will become

President – Central Oklahoma Region and will be responsible for retail and business banking functions of all Oklahoma locations and certain operational matters for the combined entity. Jeff Russell, Coppermark’s President of the Oklahoma Market and Chief Credit Officer will also be President – Central Oklahoma Region and will be responsible for lending in Oklahoma.

“It has been an honor and pleasure getting to know such a professional group, including Russell, Tom and the management team at Coppermark. The team has worked hard for the last 50 years nuturing and growing the bank from its start. When talking to the team it is very obvious how passionate they are in caring for the customers and associates of Coppermark, building one customer at a time. We intend to continue that passion and Coppermark has committed to help Prosperity grow in the state of Oklahoma. We could not be more proud to be affiliated with such a great group of people. I want to welcome the entire team at Coppermark to our family at Prosperity,” said David Zalman, Chairman and Chief Executive Officer of Prosperity.

“We have worked for 50 years to build a strong bank with a reputation for integrity and exceptional customer service,” said Russell Swarts, Chairman of Coppermark Bancshares, Inc. “We are excited for our customers, officers, staff and stockholders to join with a strong partner like Prosperity.”

“Prosperity and Coppermark both have a long and consistent record of success,” said Thomas Legan, President and Chief Executive Officer of Coppermark Bank. “We look forward to helping Prosperity continue to build upon that record, and all of us on the Coppermark team welcome Prosperity to Oklahoma” said Legan.

The merger has been approved by the Boards of Directors of both companies and is expected to close during the first quarter of 2013, although delays may occur. The transaction is subject to certain conditions, including the approval by Coppermark Bancshares’ shareholders and customary regulatory approvals. Operational integration is anticipated to begin during the second quarter of 2013.

Coppermark was advised in this transaction by Commerce Street Capital, LLC as financial advisor and Fenimore, Kay, Harrison & Ford, LLP and Cheek & Falcone, PLLC as legal counsel. Bracewell & Giuliani LLP was legal counsel to Prosperity.

In addition to the information contained within this announcement, an Investor Presentation has been posted on Prosperity’s website (www.prosperitybanktx.com) containing additional information regarding this merger.

Prosperity Bancshares, Inc.®

Prosperity Bancshares Inc.®, recently named “America’s Best Bank” by Forbes is a $13.7 billion Houston, Texas based regional financial holding company, formed in 1983. Operating under a community banking philosophy and seeking to develop broad customer relationships based on service and convenience, Prosperity offers a variety of traditional loan and deposit products to its customers, which consist primarily of small and medium sized businesses and consumers. In addition to established banking products, Prosperity offers a complete line of services including:

Internet Banking services at http://www.prosperitybanktx.com, Retail Brokerage Services, MasterMoney Debit Cards, 24 hour voice response banking, Trust and Wealth Management and Mobile Banking. Prosperity currently operates two hundred thirteen (213) full service banking locations; fifty-nine (59) in the Houston area; twenty (20) in the South Texas area including Corpus Christi and Victoria; thirty-five (35) in the Dallas/Fort Worth area; twenty-one (21) in the East Texas area; thirty-four (34) in the Central Texas area including Austin and San Antonio; thirty-four (34) in the West Texas area including Lubbock, Midland/Odessa and Abilene; and ten (10) in the Bryan/College Station area.

In connection with the proposed merger of Coppermark Bancshares, Inc. into Prosperity Bancshares, Prosperity Bancshares will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Prosperity’s common stock to be issued to the stockholders of Coppermark Bancshares, Inc. The registration statement will include a proxy statement/prospectus which will be sent to the stockholders of Coppermark Bancshares, Inc. seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, COPPERMARK BANCSHARES, INC. AND THE PROPOSED TRANSACTION.

In connection with the proposed merger of East Texas Financial Services, Inc. into Prosperity Bancshares, Prosperity Bancshares has filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Prosperity’s common stock to be issued to the stockholders of East Texas Financial Services. The registration statement includes a proxy statement/prospectus which was sent to the stockholders of East Texas Financial Services seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, EAST TEXAS FINANCIAL SERVICES AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations. Prosperity’s telephone number is (281) 269-7199.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the securities laws that are based on current expectations, assumptions, estimates and projections about Prosperity and its subsidiaries. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, that may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include, but are not limited to: the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); a deterioration or downgrade in the credit quality and credit agency ratings of the securities in Prosperity’s securities portfolio; customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate fluctuations and interest rate fluctuations; weather; and the stock price volatility associated with “small-cap” companies. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K for the year ended December 31, 2011 and other reports and statements Prosperity has filed with the SEC. Copies of the SEC filings for Prosperity Bancshares® may be downloaded from the Internet at no charge from www.prosperitybanktx.com.

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